UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2015

People’s Utah Bancorp
(Exact name of registrant as specified in its charter)

Utah	001-37416	87-0622021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street American Fork, UT
(Address of principal executive offices)

84003
(Zip code)

(801) 642-3998
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders.

People’s Utah Bancorp (the “Company”) held its Annual Meeting of Shareholders on September 16, 2015. At the meeting, shareholders elected five Class II members of the Board of Directors for a term of three years and ratified the appointment of Tanner LLC as the Company’s independent registered public accountants for the year ended December 31, 2015.

The results were as follows:

1.	Election of Directors

Director	Votes For	Withheld	Broker Non-Votes
Paul R. Gunther	11,109,311	452,035	1,093,998
Melvin L. Kirkham	11,357,039	204,307	1,093,998
R. Brent Anderson	11,480,111	81,235	1,093,998
Douglas H. Swenson	11,479,111	82,235	1,093,998
William D. Marsh	11,490,991	70,355	1,093,998

2.	Ratification of Appointment of Independent Registered Public Accountants

Votes For	Against	Abstain
12,607,819	45,225	2,300

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s Utah Bancorp

Date: September 16, 2015	By:	/s/ Richard T. Beard
Richard T. Beard
President and Chief Executive Officer

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